                                                          EXHIBIT 25

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                                             FORM T-1

                                SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C.  20549

                                     STATEMENT OF ELIGIBILITY
                            UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                             CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               CHECK IF AN APPLICATION TO DETERMINE
                               ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                 SECTION 305(b)(2)           |__|



                                       THE BANK OF NEW YORK
                        (Exact name of trustee as specified in its charter)


         New York                                           13-5160382
         (State of incorporation                            (I.R.S. employer
         if not a U.S. national bank)                       identification no.)

         48 Wall Street, New York, N.Y.                     10286
         (Address of principal executive offices)           (Zip code)




                                         SCANA CORPORATION
                        (Exact name of obligor as specified in its charter)


         South Carolina                                     57-0784499
         (State or other jurisdiction of                    (I.R.S. employer
         incorporation or organization)                     identification no.)

         1426 Main Street
         Columbia, South Carolina                           29201
         (Address of principal executive offices)           (Zip code)

                                      ______________________

                                    Medium-Term Notes, Series B
                                (Title of the indenture securities)

 1.   General information.  Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

         -----------------------------------------------------------------
                           Name                                Address
         -----------------------------------------------------------------

        Superintendent of Banks of the State of      2 Rector Street, New York,
        New York                                     N.Y.  10006, and Albany,
                                                     N.Y.  12203

              Federal Reserve Bank of New York       33 Liberty Plaza, New York,
                                                     N.Y.  10045

              Federal Deposit Insurance Corporation  Washington, D.C.  20429

              New York Clearing House Association    New York, New York

              (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

         2.   Affiliations with Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.  (See Note on page 57.)

         16.  List of Exhibits.

              Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

              1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
                   Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

              4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement
                   No. 33-31019.)

              6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

              7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                               NOTE


              Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

              Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                      SIGNATURE



              Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of October, 1994.


                                            THE BANK OF NEW YORK



                                            By:        MARY JANE MORRISSEY

                                             Name:  Mary Jane Morrissey
                                             Title: Assistant Vice President

                                                               Exhibit 7

                         Consolidated Report of Condition of

                                 THE BANK OF NEW YORK

                       of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries,
          a member of the Federal Reserve System, at the close  of  business
          June 30, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
          ASSETS                                            in Thousands
          Cash and balances due from depos-
            itory institutions:
            Noninterest-bearing balances and
            currency and coin ..................             $ 7,071,756
            Interest-bearing balances ..........                 695,722
          Securities:
            Held-to-maturity securities ........               1,396,356
            Available-for-sale securities ......               1,495,522
          Federal funds sold in domestic
            offices of the bank ................                 874,129
          Loans and lease financing
            receivables:
            Loans and leases, net of unearned
              income .................25,607,366
            LESS: Allowance for loan and
              lease losses ..............688,226
            LESS: Allocated transfer risk
             reserve .....................29,781
            Loans and leases, net of unearned
              income, allowance, and reserve                  24,889,359
          Assets held in trading accounts ......               2,427,515
          Premises and fixed assets (including
            capitalized leases) ................                 634,514
          Other real estate owned ..............                  51,996
          Investments in unconsolidated
            subsidiaries and associated
            companies ..........................                 164,558
          Customers' liability to this bank on
            acceptances outstanding ............               1,212,402
          Intangible assets ....................                  80,153
          Other assets .........................               1,512,404
          Total assets .........................             $42,506,386




59


          LIABILITIES
          Deposits:
            In domestic offices ................             $19,454,858
            Noninterest-bearing .......7,576,391
            Interest-bearing .........11,878,467
            In foreign offices, Edge and
            Agreement subsidiaries, and IBFs ...              10,753,958
            Noninterest-bearing ..........51,653
            Interest-bearing ..........10,702,305
          Federal funds purchased and secu-
            rities sold under agreements to re-
            purchase in domestic offices of
            the bank and of its Edge and
            Agreement subsidiaries, and in
            IBFs:
            Federal funds purchased ............               1,150,270
            Securities sold under agreements
              to repurchase ....................                  49,603
          Demand notes issued to the U.S.
            Treasury ...........................                 300,000
          Trading liabilities ..................               1,757,487
          Other borrowed money:
            With original maturity of one year
              or less ..........................               2,452,009
            With original maturity of more than
              one year .........................                  33,969
          Bank's liability on acceptances exe-
            cuted and outstanding ..............               1,212,877
          Subordinated notes and debentures ....               1,062,320
          Other liabilities ....................               1,348,031
          Total liabilities ....................              39,575,382

          EQUITY CAPITAL
          Common stock ........................                  942,284
          Surplus .............................                  525,666
          Undivided profits and capital
            reserves ..........................                1,495,590
          Net unrealized holding gains
            (losses) on available-for-sale
            securities ........................              (   26,172)
          Cumulative foreign currency transla-
            tion adjustments ..................              (    6,364)
          Total equity capital ................                2,931,004
          Total liabilities and equity
            capital ...........................              $42,506,386

             I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman
60

             We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                 )
             Alan R. Griffith    )
             Thomas A. Renyi     )     Directors
             J. Carter Bacot     )
                                 )

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